Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of PokerTek, Inc. (the “Registrant”) for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gehrig H. White, Chief Executive Officer of the Registrant, and I, Christopher Daniels, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

March 28, 2007	/s/ Gehrig H. White
Gehrig H. White
Chief Executive Officer

March 28, 2007	/s/ Christopher Daniels
Christopher Daniels
Chief Financial Officer

A signed copy of this written statement required by Section 906 has been provided to PokerTek, Inc. and will be retained by PokerTek, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.